LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Western Asset Core Bond Fund Supplement Dated May 10, 2024 to the Summary Prospectus and Statutory Prospectus dated May 1, 2024

This Supplement updates certain information in the Summary Prospectus and Statutory Prospectus for the LVIP Western Asset Core Bond Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus or Statutory Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, all references to, and information regarding, John Bellows, in the Summary Prospectus and Statutory Prospectus, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE